Security Information

Security Purchased


CUSIP
03070QAK7


Issuer
Ameristar Casinos Incorporated


Underwriters
Banc of America Securities, Deutsche Bank Securities,
Wachovia Capital, Calyon Securities, Comerica Securities


Years of continuous operation, including predecessors
> 3 years


Security
ASCA 9.25% 06/01/2014


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Banc of America Securities


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/12/2009


Total amount of offering sold to QIBs
650,000,000


Total amount of any concurrent public offering
0


Total
650,000,000


Public offering price
97.097


Price paid if other than public offering price
 N/A


Underwriting spread or commission



Rating
B2/BB-


Current yield
9.53%


Benchmark vs Spread (basis points)
726bp

Fund Specific Information


Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds


DWS Strategic Income Trust
DWS
50,000.00
 $                     48,549
0.01%



DWS Multi Market Income Trust
DWS
180,000.00
 $                   174,775
0.03%



Total

230,000
 $                   223,323
0.04%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
067901AB4


Issuer
BARRICK GOLD CORPORATION


Underwriters
Citigroup, JP Morgan, Morgan Stanley, Banc of America
Securities LLC, Barclays Capital, BMO Capital Markets,
BNP Paribas, CIBC World Markets, Credit Suisse,
Deutsche Bank Securities, Goldman Sachs, HSBC
Securities, Mitsubishi UFJ Securities, RBC Capital
Markets, Scotia Capital, SG Americas Securities,
Standard Chartered Bank, UBS Securities


Years of continuous operation, including predecessors
> 3 years


Security
ABX 6.95% 04/01/19


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
3/19/2009


Total amount of offering sold to QIBs
750,000,000


Total amount of any concurrent public offering
0


Total
750,000,000


Public offering price
98.493


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.65%


Rating
A-/A


Current yield
7.06%


Benchmark vs Spread (basis points)
462bp

Fund Specific Information

Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds


DWS Multi Market Income Trust
DWS
790,000.00
 $                   778,095
0.11%



DWS Strategic Income Trust
DWS
210,000.00
 $                   206,835
0.03%


Total

1,000,000
 $                   984,930
0.14%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information


Security Purchased
Comparison Security
Comparison Security
CUSIP
165167CD7

Issuer
CHESAPEAKE ENERGY CORPORATION

Underwriters
Deutsche Bank Securities, Banc of America Securities
LLC, Credit Suisse, Goldman Sachs, Morgan Stanley,
Wachovia Securities, Barclays Capital, BBVA Securities,
BMO Capital Markets, Bosc Inc, Capital One Southcoast,
Comerica Securities, Greenwich Capital Markets, Jefferies
& Company, Natixis Bleichroeder, Raymond James &
Associates, RBC Capital Markets, Scotia Capital

Years of continuous operation, including predecessors
> 3 years

Security
CHK 9.5% 02/15/15


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Credit Suisse


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/28/2009


Total amount of offering sold to QIBs
1,425,000,000


Total amount of any concurrent public offering
0


Total
1,425,000,000


Public offering price
97.750


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.63%


Rating
Ba3/BB


Current yield
9.72%


Benchmark vs Spread (basis points)
806bp

Fund Specific Information

Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds



DWS Multi Market Income Trust
DWS
65,000.00
 $                     63,538
0.00%



DWS Strategic Income Trust
DWS
10,000.00
 $                       9,775
0.00%



Total

75,000
 $                     73,313
0.01%


^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
20825CAS3


Issuer
CONOCOPHILLIPS


Underwriters
Banc of America Securities LLC, Barclays Capital,
Citigroup, Credit Suisse, Deutsche Bank Securities, RBS
Greenwich Capital, DnB Nor Markets, Mitsubishi UFJ
Securities, SG Americas Securities, Banca IMI, BBVA
Securities, BNP Paribas, BNY Capital Markets, Calyon,
Daiwa Securities America, Guzman & Company, HSBC
Securities, ING Investments


Years of continuous operation, including predecessors
> 3 years


Security
COP 4.75% 02/01/14


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Credit Suisse


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/29/2009


Total amount of offering sold to QIBs
1,500,000,000


Total amount of any concurrent public offering
0


Total
1,500,000,000


Public offering price
99.719


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.35%


Rating
A1/A


Current yield
4.76%


Benchmark vs Spread (basis points)
295bp

Fund Specific Information

Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds


DWS High Income Trust
DWS
160,000.00
 $                   159,550
0.01%



DWS Multi Market Income Trust
DWS
2,470,000.00
 $                 2,463,059
0.16%



DWS Strategic Income Trust
DWS
630,000.00
 $                   628,230
0.04%



Total

3,260,000
 $                 3,250,839
0.22%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
228227AZ7


Issuer
CROWN CASTLE  INTERNATIONAL CORPORATION


Underwriters
Banc of America Securities LLC, Morgan Stanley, Barclays Capital,
Deutsche Bank Securities, Greenwich Capital Markets, Calyon, TD
Securities USA


Years of continuous operation, including predecessors
> 3 years


Security
CCI 9% 01/15/15


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/22/2009


Total amount of offering sold to QIBs
900,000,000


Total amount of any concurrent public offering
0


Total
900,000,000


Public offering price
90.416


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
B1/B


Current yield
9.95%


Benchmark vs Spread (basis points)
964bp

Fund Specific Information

Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds


DWS High Income Trust
DWS
345,000.00
 $                            311,935
0.04%



DWS Strategic Income Trust
DWS
75,000.00
 $                              67,812
0.01%



DWS Multi Market Income Trust
DWS
280,000.00
 $                            253,165
0.03%



Total

700,000
 $                            632,912
0.08%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
126304AZ7


Issuer
CSC HOLDINGS INCORPORATED


Underwriters
Banc of America Securities LLC, Citigroup, Credit Suisse,
Deutsche Bank Securities, Goldman Sachs, JP Morgan, BNP
Paribas, Calyon, Fortis Securities, Greenwich Capital Markets,
ING Financial Markets, Morgan Stanley, Scotia Capital, TD
Securities, US Bancorp Investments


Years of continuous operation, including predecessors
> 3 years


Security
CVC 8.625% 02/15/19


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
2/9/2009


Total amount of offering sold to QIBs
526,000,000


Total amount of any concurrent public offering
0


Total
526,000,000


Public offering price
95.196


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
B1/BB


Current yield
9.06%


Benchmark vs Spread (basis points)
634bp


Fund Specific Information

Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by
the Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds


DWS High Income Trust
DWS
135,000.00
 $                   128,515
0.03%



DWS Multi Market Income Trust
DWS
120,000.00
 $                   114,235
0.02%



DWS Strategic Income Trust
DWS
35,000.00
 $                     33,319
0.01%



Total

290,000
 $                   276,068
0.06%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
28336LBT5


Issuer
EL PASO CORPORATION


Underwriters
Citigroup, Deutsche Bank Securities, JP Morgan, Morgan
Stanley, Barclays Capital, Credit Suisse, Fortis Securities,
Scotia Capital, Societe Generale, UBS Investment Bank,
UniCredit Capital Markets, Williams Capital Group


Years of continuous operation, including predecessors
> 3 years


Security
EP 8.25% 02/15/16


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
2/4/2009


Total amount of offering sold to QIBs
500,000,000


Total amount of any concurrent public offering
0


Total
500,000,000


Public offering price
95.535


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.00%


Rating
Ba3/BB-


Current yield
8.64%


Benchmark vs Spread (basis points)
664bp

Fund Specific Information

Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by
the Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds


DWS High Income Trust
DWS
285,000.00
 $                   272,275
0.06%



DWS Multi Market Income Trust
DWS
240,000.00
 $                   229,284
0.05%



DWS Strategic Income Trust
DWS
65,000.00
 $                     62,098
0.01%


Total

590,000
 $                   563,657
0.12%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
Security Information


Security Purchased
Comparison Security
Comparison Security
CUSIP
346091BC4


Issuer
FOREST OIL CORPORATION


Underwriters
Bank of America Securities LLC, Credit Suisse, Deutsche Bank
Securities, JP Morgan, Wachovia Securities, BNP Paribas,
Scotia Capital, TD Securities


Years of continuous operation, including predecessors
> 3 years


Security
FST 8.5% 02/15/14


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
2/11/2009


Total amount of offering sold to QIBs
600,000,000


Total amount of any concurrent public offering
0


Total
600,000,000


Public offering price
95.150


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.95%


Rating
B1/BB-


Current yield
8.93%


Benchmark vs Spread (basis points)
801bp

Fund Specific Information

Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by
the Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds


DWS High Income Trust
DWS
100,000.00
 $                     95,150
0.02%



DWS Strategic Income Trust
DWS
30,000.00
 $                     28,545
0.01%



Total

130,000
 $                   123,695
0.03%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
35804GAF5


Issuer
FRESENIUS US FINANCE


Underwriters
Deutsche Bank Securities, BNP Paribas, Bank of New York,
Calyon, Citigroup, Comerica Securities, Credit Suisse, Daiwa
Securities,  Deutsche Bank Securities, Goldman Sachs,
Greenwich Capital Markets, ING Financial Markets, Keybanc
Capital Markets


Years of continuous operation, including predecessors
> 3 years


Security
FREGR 9% 07/15/15


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/15/2009


Total amount of offering sold to QIBs
500,000,000


Total amount of any concurrent public offering
0


Total
500,000,000


Public offering price
93.076


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.75%


Rating
Ba1/BB


Current yield
9.67%


Benchmark vs Spread (basis points)
791bp

Fund Specific Information

Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by
the Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds

DWS Strategic Income Trust
DWS
50,000.00
 $                     46,538
0.01%



DWS Multi Market Income Trust
DWS
180,000.00
 $                   167,537
0.04%



Total

230,000
 $                   214,075
0.61%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
406216AX9


Issuer
HALLIBURTON COMPANY


Underwriters
Citigroup, Deutsche Bank Securities, HSBC Securities, RBS
Greenwich Capital, Credit Suisse, JP Morgan, Mitsubishi UFJ
Securities, Banc of America Securities LLC, Goldman Sachs,
Morgan Stanley, UBS Securities, DnB Nor Bank, Lloydds TBS
Bank, Scotia Capital, Standard Chartered Bank


Years of continuous operation, including predecessors
> 3 years


Security
HAL 6.15% 09/15/19


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
3/10/2009


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
99.656


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.65%


Rating
A2/A


Current yield
6.17%


Benchmark vs Spread (basis points)
320bp

Fund Specific Information

Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by
the Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds

DWS Multi Market Income Trust
DWS
385,000.00
 $                   383,676
0.04%



DWS Strategic Income Trust
DWS
115,000.00
 $                   114,604
0.01%



Total

500,000
 $                   498,280
0.09%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
406216AY7


Issuer
HALLIBURTON COMPANY


Underwriters
Citigroup, Deutsche Bank Securities, HSBC Securities, RBS
Greenwich Capital, Credit Suisse, JP Morgan, Mitsubishi UFJ
Securities, Banc of America Securities LLC, Goldman Sachs,
Morgan Stanley, UBS Securities, DnB Nor Markets, Lloydds
TBS Bank, Scotia Capital, Standard Chartered Bank


Years of continuous operation, including predecessors
> 3 years


Security
HAL 7.45% 09/15/39


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
3/10/2009


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
99.486


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.88%


Rating
A2/A


Current yield
7.49%


Benchmark vs Spread (basis points)
375bp

Fund Specific Information

Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by
the Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds


DWS Multi Market Income Trust
DWS
765,000.00
 $                   761,068
0.08%



DWS Strategic Income Trust
DWS
235,000.00
 $                   233,792
0.02%



Total

1,000,000
 $                   994,860
0.10%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
428236AV5


Issuer
HEWLETT-PACKARD COMPANY


Underwriters
Bank of America Securities LLC, Credit Suisse, Deutsche Bank
Securities, Morgan Stanley, RBS Greenwich Capital, Barclays
Capital, BNP Paribas, HSBC Securities, Mitsubishi UFJ
Securities, Wells Fargo


Years of continuous operation, including predecessors
> 3 years


Security
HPQ 4.75% 06/02/14


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Bank of America


Firm commitment underwriting?
Yes


Trade date/Date of Offering
2/23/2009


Total amount of offering sold to QIBs
1,500,000,000


Total amount of any concurrent public offering
0


Total
1,500,000,000


Public offering price
99.993


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.65%


Rating
A2/A


Current yield
4.75%


Benchmark vs Spread (basis points)
295bp


Fund Specific Information

Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by
the Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds


DWS Multi Market Income Trust
DWS
1,545,000.00
 $                 1,544,892
0.10%



DWS Strategic Income Trust
DWS
455,000.00
 $                   454,968
0.03%



Total

2,000,000
 $                 1,999,860
0.13%


^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information


Security Purchased
Comparison Security
Comparison Security
CUSIP
24422EQW2


Issuer
JOHN DEERE CAPITAL CORPORATION


Underwriters
Barclays Capital, Citigroup, Deutsche Bank Securities, HSBC
Securities


Years of continuous operation, including predecessors
> 3 years


Security
DE 5.25% 10/1/12


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Barclays Capital


Firm commitment underwriting?
Yes


Trade date/Date of Offering
3/25/2009


Total amount of offering sold to QIBs
750,000,000


Total amount of any concurrent public offering
0


Total
750,000,000


Public offering price
99.750


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.10%


Rating
A2e/A


Current yield
5.26%


Benchmark vs Spread (basis points)
400bp

Fund Specific Information


Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by
the Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds


DWS Multi Market Income Trust
DWS
1,570,000.00
 $                 1,566,075
0.21%



DWS Strategic Income Trust
DWS
430,000.00
 $                   428,925
0.06%



Total

2,000,000
 $                 1,995,000
0.27%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information

Security Purchased


CUSIP
494550BB1


Issuer
Kinder Morgan Energy


Underwriters
Citigroup, JP Morgan, Wachovia Capital, Banc of America
Securities, Barclays Capital, Commerzbank Capital, Deutsche
Bank Securities, Goldman Sachs, Mitsubishi UFJ, Morgan
Stanley, RBS Securities, SunTrust Robinson


Years of continuous operation, including predecessors
> 3 years


Security
KMP 6.85% 02/15/2020


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Wachovia Capital


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/7/2009


Total amount of offering sold to QIBs
700,000,000


Total amount of any concurrent public offering
0


Total
700,000,000


Public offering price
99.669


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.45%


Rating
Baa2/BBB


Current yield
6.87%


Benchmark vs Spread (basis points)
362bp

Fund Specific Information

Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by
the Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds

DWS Multi Market Income Trust
DWS
2,360,000.00
 $                 2,352,188
0.34%



DWS Strategic Income Trust
DWS
640,000.00
 $                   637,882
0.09%



Total

3,000,000
 $                 2,990,070
0.43%


^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information

Security Purchased

CUSIP
552953BG5

Issuer
MGM Mirage Incorporated


Underwriters
Banc of America Securities, Barclays Capital, Citigroup, RBS
Securities, Wachovia Capital, BNP Paribas, Commerzbank
Capital, Daiwa Securities, Deutsche Bank, JP Morgan, Morgan
Stanley, UBS Securities


Years of continuous operation, including predecessors
> 3 years


Security
MGM 11.125% 11/15/2017


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Banc of America Securities


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/14/2009


Total amount of offering sold to QIBs
850,000,000


Total amount of any concurrent public offering
0


Total
850,000,000


Public offering price
97.344


Price paid if other than public offering price
 N/A


Underwriting spread or commission



Rating
B1/B


Current yield
11.43%


Benchmark vs Spread (basis points)
876bp

Fund Specific Information

Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by
the Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds

DWS High Income Trust
DWS
200,000.00
 $                   194,688
0.02%



DWS Multi Market Income Trust
DWS
170,000.00
 $                   165,485
0.02%



DWS Strategic Income Trust
DWS
45,000.00
 $                     43,805
0.01%



Total

415,000
 $                   403,978
0.05%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
Security Information

Security Purchased


CUSIP
69073TAM5


Issuer
Owens-Brockway


Underwriters
Banc of America Securirties, Deutsche Bank Securities, JP
Morgan Securities, Barclays Capital, BNP Paribas Securities,
Calyon Securities, Citigroup, HSBC Securities, Scotia Capital


Years of continuous operation, including predecessors
> 3 years


Security
OI 7.375% 05/15/2016


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/7/2009


Total amount of offering sold to QIBs
600,000,000


Total amount of any concurrent public offering
0


Total
600,000,000


Public offering price
96.724


Price paid if other than public offering price
 N/A


Underwriting spread or commission



Rating
Ba3/BB


Current yield
7.63%


Benchmark vs Spread (basis points)
527bp

Fund Specific Information

Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by
the Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds

DWS High Income Trust
DWS
205,000.00
 $                   198,284
0.03%



DWS Multi Market Income Trust
DWS
160,000.00
 $                   154,758
0.03%



DWS Strategic Income Trust
DWS
45,000.00
 $                     43,526
0.01%



Total

410,000
 $                   396,568
0.07%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
717081CZ4


Issuer
PFIZER INCORPORATED


Underwriters
Banc of America Securities LLC, Barclays Capital, BBVA
Securities, Citigroup, Credit Suisse, Deutsche Bank Securities,
Goldman Sachs, JP Morgan, Mitsubishi UFJ Securities, RBS
Greenwich Capital, Santander Investment Securities, UBS
Securities


Years of continuous operation, including predecessors
> 3 years


Security
PFE 4.45% 03/15/12


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
3/17/2009


Total amount of offering sold to QIBs
3,500,000,000


Total amount of any concurrent public offering
0


Total
3,500,000,000


Public offering price
99.863


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.30%


Rating
Aa2/AAA


Current yield
4.46%


Benchmark vs Spread (basis points)
315bp

Fund Specific Information

Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by
the Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds


DWS Multi Market Income Trust
DWS
1,920,000.00
 $                 1,917,370
0.05%



DWS Strategic Income Trust
DWS
580,000.00
 $                   579,205
0.02%



Total

2,500,000
 $                 2,496,575
0.07%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information

Security Purchased


CUSIP
75886AAC2


Issuer
Regency Energy Partners


Underwriters
Barclays Capital, Morgan Stanley, Wachovia Securities, BBVA
Securities, Citigroup, Comerica Securities, Deutsche Bank,
Raymond James, RBS Greenwich Capital, Scotia Capital


Years of continuous operation, including predecessors
> 3 years


Security
RGNC 9.375% 06/01/2016


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Wachovia Securities


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/15/2009


Total amount of offering sold to QIBs
250,000,000


Total amount of any concurrent public offering
0


Total
250,000,000


Public offering price
94.496


Price paid if other than public offering price
 N/A


Underwriting spread or commission



Rating
B1/B


Current yield
9.92%


Benchmark vs Spread (basis points)
792bp
Fund Specific Information
Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by
the Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds

DWS High Income Trust
DWS
590,000.00
 $                   557,526
0.24%



DWS Multi Market Income Trust
DWS
650,000.00
 $                   614,224
0.26%



DWS Strategic Income Trust
DWS
175,000.00
 $                   165,368
0.07%



Total

1,415,000
 $                 1,337,118
0.57%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
Security Information

Security Purchased
Comparison Security
Comparison Security

CUSIP
771196AN2

Issuer
ROCHE HOLDINGS INCORPORATED


Underwriters
Banc of America Securities LLC, Banco Santander, Barclays
Capital, BNP Paribas, Citigroup, Credit Suisse, Deutsche Bank
Securities, JP Morgan, Mitsubishi UFJ Securities, Morgan
Stanley, UBS Securities, Unibanco Securities



Years of continuous operation, including predecessors
> 3 years



Security
ROSW 4.5% 03/01/12



Is the affiliate a manager or co-manager of offering?
Co-Manager



Name of underwriter or dealer from which purchased
JP Morgan



Firm commitment underwriting?
Yes



Trade date/Date of Offering
2/18/2009



Total amount of offering sold to QIBs
2,500,000,000



Total amount of any concurrent public offering
0



Total
2,500,000,000



Public offering price
99.470



Price paid if other than public offering price
 N/A



Underwriting spread or commission
0.75%



Rating
Aa1/AA-



Current yield
4.52%



Benchmark vs Spread (basis points)
335bp

Fund Specific Information

Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by
the Fund
Security Performance^
Fund Performance^
Measurement Date*

DWS Funds
DWS High Income Trust
DWS
50,000
 $                     49,735
0.00%


DWS Multi Market Income Trust
DWS
3,500,000
 $                 3,481,450
0.14%



DWS Strategic Income Trust
DWS
930,000
 $                   925,071
0.04%




Total

4,480,000
 $                 4,456,256
0.18%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information

Security Purchased


CUSIP
816851AN9


Issuer
Sempra Energy


Underwriters
BNP Paribas, Citigroup, Deutsche Bank Securities, Mitsubishi
UFJ Securities, Wachovia Capital, Williams Capital Group


Years of continuous operation, including predecessors
> 3 years


Security
SRE 6.5% 06/01/2016


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citibank


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/12/2009


Total amount of offering sold to QIBs
650,000,000


Total amount of any concurrent public offering
0


Total
650,000,000


Public offering price
97.097


Price paid if other than public offering price
 N/A


Underwriting spread or commission



Rating
B2/BB-


Current yield
9.53%


Benchmark vs Spread (basis points)
726bp

Fund Specific Information

Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by
the Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds

DWS Multi Market Income Trust
DWS
785,000.00
 $                   762,211
0.12%



DWS Strategic Income Trust
DWS
215,000.00
 $                   208,759
0.03%



Total

1,000,000
 $                   970,970
0.15%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
Security Information

Security Purchased


CUSIP
827048AL3


Issuer
SILGAN HOLDINGS


Underwriters
Banc of America Securities, Deutsche Bank Securities, Morgan
Stanley, BNP Paribas, Rabo Securities, RBS Greenwich Capital


Years of continuous operation, including predecessors
> 3 years


Security
SLGN 7.25% 08/15/2016


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Banc of America Securities


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/5/2009


Total amount of offering sold to QIBs
250,000,000


Total amount of any concurrent public offering
0


Total
250,000,000


Public offering price
97.280


Price paid if other than public offering price
 N/A


Underwriting spread or commission



Rating
Ba3/BB+


Current yield
7.45%


Benchmark vs Spread (basis points)
504bp

Fund Specific Information

Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by
the Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds

DWS High Income Trust
DWS
370,000.00
 $                   359,936
0.15%



DWS Strategic Income Trust
DWS
85,000.00
 $                     82,688
0.03%



DWS Multi Market Income Trust
DWS
320,000.00
 $                   311,296
0.13%



Total

775,000
 $                   753,920
0.31%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
88732JAR9

Issuer
TIME WARNER CABLE INCORPORATED

Underwriters
Banc of America Securities LLC, Barclays Capital, BNP
Paribas, Calyon, Citigroup, Daiwa Securities America, Deutsche
Bank Securities, Fortis Securities, Goldman Sachs, HSBC
Securities, JP Morgan, Mitsubishi UFJ Securities, Mizuho
Securities, Morgan Stanley, RBS Greenwich Capital, Scotia
Capital, UBS Securities, Wachovia Capital Markets

Years of continuous operation, including predecessors
> 3 years

Security
TWC 7.5% 04/01/14

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Citigroup

Firm commitment underwriting?
Yes

Trade date/Date of Offering
3/23/2009

Total amount of offering sold to QIBs
1,000,000,000

Total amount of any concurrent public offering
0

Total
1,000,000,000

Public offering price
99.534

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.35%

Rating
Baa2/BBB

Current yield
7.54%

Benchmark vs Spread (basis points)
595bp

Fund Specific Information

Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by
the Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds

DWS Multi Market Income Trust
DWS
2,365,000
 $                 2,353,979
0.24%


DWS Strategic Income Trust
DWS
635,000
 $                   632,041
0.06%


Total

3,000,000
 $                 2,986,020
0.30%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
88732JAS7

Issuer
TIME WARNER CABLE INCORPORATED

Underwriters
Banc of America Securities LLC, Barclays Capital, BNP
Paribas, Calyon, Citigroup, Daiwa Securities America, Deutsche
Bank Securities, Fortis Securities, Goldman Sachs, HSBC
Securities, JP Morgan, Mitsubishi UFJ Securities, Mizuho
Securities, Morgan Stanley, RBS Greenwich Capital, Scotia
Capital, UBS Securities, Wachovia Capital Markets

Years of continuous operation, including predecessors
> 3 years

Security
TWC 8.25% 04/01/19

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Citigroup

Firm commitment underwriting?
Yes

Trade date/Date of Offering
3/23/2009

Total amount of offering sold to QIBs
2,000,000,000

Total amount of any concurrent public offering
0

Total
2,000,000,000

Public offering price
99.348

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.45%

Rating
Baa2/BBB

Current yield
8.30%

Benchmark vs Spread (basis points)
570bp
Fund Specific Information

Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by
the Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds

DWS Multi Market Income Trust
DWS
2,360,000
 $                 2,344,613
0.12%


DWS Strategic Income Trust
DWS
640,000
 $                   635,827
0.03%


Total

3,000,000
 $                 2,980,440
0.15%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
89233P3A2

Issuer
Toyota Motor Corporation

Underwriters
Credit Suisse, Deutsche Bank, JP Morgan,,
Morgan Stanley, RBS Securities, SG Americas,
ANZ Securities, BBVA Securities, Calyon
Securities,  Citigroup, Daiwa Securities,
Mitsubishi, Mizuho


Years of continuous operation, including predecessors
> 3 years

Security
RIOLN 9% 05/01/2019

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Barclays Capital

Firm commitment underwriting?
Yes

Trade date/Date of Offering
1/5/2009

Total amount of offering sold to QIBs
1,500,000,000

Total amount of any concurrent public offering
0

Total
1,500,000,000

Public offering price
97.586

Price paid if other than public offering price
 N/A
Underwriting spread or commission
0.45%

Rating
Baa1/BBB

Current yield
9.22%

Benchmark vs Spread (basis points)
658bp
Fund Specific Information

Board
Total Par Value Purchased
$ Amount of
Purchase
% of Offering Purchased by
the Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds

DWS Strategic Income Trust
DWS
195,000.00
 $    190,293
0.00%

DWS Multi Market Income Trust
DWS
805,000.00
 $    785,567
5.37%

Total

1,000,000
 $    975,860
5.37%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
8935268Y2

Issuer
TRANS CANADA PIPELINES

Underwriters
Citigroup, HSBC Securities, Deutsche Bank Securities, JP
Morgan, Mitsubishi UFJ Securities, Mizuho Securities, SG
Americas Securities

Years of continuous operation, including predecessors
> 3 years

Security
TRP 7.125% 01/15/19

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
HSBC

Firm commitment underwriting?
Yes

Trade date/Date of Offering
1/6/2009

Total amount of offering sold to QIBs
750,000,000

Total amount of any concurrent public offering
0

Total
750,000,000

Public offering price
99.977

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.65%

Rating
A3/A-

Current yield
7.13%

Benchmark vs Spread (basis points)
460bp

Fund Specific Information
Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by
the Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds

DWS Multi Market Income Trust
DWS
165,000.00
 $                   164,962
0.02%

DWS Strategic Income Trust
DWS
45,000.00
 $                     44,990
0.01%

Total

210,000
 $                   209,952
0.03%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
8935268Z9

Issuer
TRANS-CANADA PIPELINES

Underwriters
Citigroup, HSBC Securities, Deutsche Bank Securities, JP
Morgan, Mitsubishi UFJ Securities, Mizuho Securities, SG
Americas Securities

Years of continuous operation, including predecessors
> 3 years

Security
TRP 7.625% 01/15/39

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
HSBC Bank

Firm commitment underwriting?
Yes

Trade date/Date of Offering
1/6/2009

Total amount of offering sold to QIBs
1,250,000,000

Total amount of any concurrent public offering
0

Total
1,250,000,000

Public offering price
99.148

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.88%


Rating
A3/A-

Current yield
7.69%

Benchmark vs Spread (basis points)
460bp
Fund Specific Information

Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by
the Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds

DWS Multi Market Income Trust
DWS
110,000.00
 $                   109,063
0.01%

DWS Strategic Income Trust
DWS
25,000.00
 $                     24,787
0.00%

Total

135,000
 $                   133,850
0.01%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
Security Information

Security Purchased

CUSIP
92769VAA7

Issuer
Virginia Media Finance

Underwriters
BNP Paribas, Calyon Securities,  Deutsche Bank, Goldman
Sachs, HSBC Securities, JP Morgan, RBS Securities, Barclays
Capital, Fortis Securities, Lloyds TSB, UBS


Years of continuous operation, including predecessors
> 3 years

Security
VMED 9.5% 08/15/2016

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
JP Morgan

Firm commitment underwriting?
Yes

Trade date/Date of Offering
5/29/2009

Total amount of offering sold to QIBs
750,000,000

Total amount of any concurrent public offering
0

Total
750,000,000

Public offering price
95.574

Price paid if other than public offering price
 N/A

Underwriting spread or commission

Rating
B-/BB

Current yield
9.94%

Benchmark vs Spread (basis points)
721bp

Fund Specific Information

Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by
the Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds

DWS Multi Market Income Trust
DWS
810,000.00
 $                   774,149
0.11%

DWS Strategic Income Trust
DWS
220,000.00
 $                   210,263
0.03%

Total

1,030,000
 $                   984,412
0.14%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
94106LAT6

Issuer
WASTE MANAGEMENT INCORPORATED

Underwriters
Barclays Capital, Credit Suisse, Deutsche Bank Securities, RBS
Greenwich Capital, BNP Paribas, Bank of New York, Calyon,
PNC Capital Markets, Scotia Capital, Wells Fargo


Years of continuous operation, including predecessors
> 3 years

Security
WMI 6.375% 03/11/15

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Credit Suisse


Firm commitment underwriting?
Yes

Trade date/Date of Offering
2/23/2009

Total amount of offering sold to QIBs
350,000,000

Total amount of any concurrent public offering
0

Total
350,000,000

Public offering price
99.650

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.60%

Rating
Baa3/BBB

Current yield
6.40%

Benchmark vs Spread (basis points)
462bp

Fund Specific Information

Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by
the Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds

DWS Multi Market Income Trust
DWS
1,545,000.00
 $                 1,539,593
0.44%


DWS Strategic Income Trust
DWS
455,000.00
 $                   453,408
0.13%


Total

2,000,000
 $                 1,993,000
0.57%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.